SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 15, 2003

CAPITAL ONE AUTO RECEIVABLES, LLC
on behalf of
CAPITAL ONE AUTO FINANCE TRUST 2002-B
(Exact name of registrant as specified in its charter)

Delaware	333-89452-01	31-175007

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2980 Fairview Park Drive, Falls Church, VA	22042

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):
(703) 720-1000

(Former name or former address, if changed since last report):
Not Applicable

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Item 5.	Other Events The December 2002 Monthly Servicer Report was distributed January 15, 2003.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there–unto duly authorized.

By:	Capital One Auto Receivables, LLC

By:	/s/ Jeffery Elswick
Jeffery Elswick
President

Date: January 15, 2003

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Capital One Auto Finance Trust
Automobile Receivable — Backed Notes, Series 2002-B

Class A1 1.76 Asset-Backed Notes
Class A2A 2.06 Asset-Backed Notes
Class A2B LIBOR + 0.15% Asset Backed Notes
Class A3A 2.71 Asset-Backed Notes
Class A3B LIBOR + 0.25% Asset Backed Notes
Class A4A 3.32 Asset-Backed Notes
Class A4B LIBOR + 0.33% Asset Backed Notes
Class B1 8.09 Asset-Backed Notes

Preliminary Servicer’s Certificate

Monthly Period Beginning:	12/1/2002	Purchases	Units	Cut-off Date	Closing Date	Original Pool Balance

Monthly Period Ending:	12/31/2002	Initial Purchase	69,647		9/16/2002	1,200,877,893.02
Prev. Distribution/Close Date:	12/16/20 02	Sub Purchase #1	0		4,292,552,277.00	—
Distribution Date:	1/15/2003	Sub Purchase #2	0		4,292,552,277.00	—
Days of Interest for Period:	30	Sub Purchase #3	0		4,292,552,277.00	—

Days in Collection Period:	31	Total	69,647			1,200,877,893.02

Months Seasoned:	4

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance	{1}	1,148,528,322.08

{2}	Beginning of Subsequent Receivables	{2}	0.00

Monthly Principal Amounts

{3}	Regular Principal Received	{3}	13,512,364.39

{4}	Prepaid Principal Received	{4}	6,097,983.63

{5}	Defaulted Receivables Deposit Amount	{5}	2,269,558.94

{6}	Principal Portion of Repurchased Receivables	{6}	89,448.65

{7}	Cram Down Losses and Other Non-Cash Adjustments	{7}	510.42

{8}	Total Monthly Principal Amounts	{8}		21,969,866.03

{9}	End of period Aggregate Receivables Balance	{9}		1,126,558,456.05

{10}	Pool Factor ( {9} / Original Pool Balance)	{10}		0.94

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class A-4	Class B	Total

{11}	Original Note Balance	{11}	$204,000,000.00	$307,000,000.00	$295,000,000.00	$294,000,000.00	$54,030,000.00	$1,154,030,000.00

{12}	Beginning of period Note Balance	{12}	$153,692,062.32	$307,000,000.00	$295,000,000.00	$294,000,000.00	$26,916,389.94	$1,076,608,452.26

{13}	Noteholders’ Principal Distributable Amount	{13}	21,113,041	0	0	0	0	21,113,041

{14}	Noteholders’ Accelerated Principal Amount	{14}	0	0	0	0	5,304,390	5,304,390

{15}	Optional Note Redemption Principal Amount	{15}	0	0	0	0	0	0

{16}	End of period Note Balance	{16}	$132,579,021.07	$307,000,000.00	$295,000,000.00	$294,000,000.00	$21,612,000.00	$1,050,191,021.07

{17}	Note Pool Factors ( {16} / {11})	{17}	0.6499	1.00	1.00	1.00	0.4000	0.9100

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:

{18}	Beginning of period Pre-Funding Account Balance	{18}		0.00

{19}	Purchase of Subsequent Receivables	{19}	0.00

{20}	Investment Earnings	{20}	0.00

{21}	Investment Earning Transfer to Collections Account	{21}	(0.00)

{22}	Payment of Mandatory Prepayment Amount	{22}	0.00

{23}	End of period Pre-Funding Account Balance	{23}		0.00

IV.	RECONCILIATION OF COLLECTION ACCOUNT:

Available Funds:

{24}	Scheduled and Prepayment Principal Cash Received	{24}	19,610,348.02

{25}	Liquidation Proceeds Collected during Period	{25}	567,891.65

{26}	Receivables Repurchase Amounts	{26}	89,448.65

{27}	Interest and Fees Collected on Receivables	{27}	13,954,205.35

{28}	Recoveries on Previously Defaulted Receivables	{28}	160,064.07

{29}	Return of Excess Deposit - Prefunding Account	{29}	0.00

{30}	Advances from the Reserve Fund	{30}	0.00

Investment Earnings on Trust Accounts

{31}	Collection Account	{31}	30,787.78

{32}	Transfer from Reserve Fund	{32}	13,583.13

{33}	Transfer from Pre-Funding Account	{33}	0.00

{34}	Net Swap Receipts	{34}	0.00

{35}	Optional Note Redemption Prepayment Amount	{35}	0.00

{36}	Total Available Funds	{36}		34,426,328.65

Distributions:

{37}	Trustees’ Fees	{37}	0.00

{38}	Servicing Fees	{38}	2,678,132.32

{39}	Net Swap Payments	{39}	347,622.92

Class A Noteholders’ Note Interest

		Beginning		Interest		Calculated
	Class	Note Balance	Rate	Days	Days Basis	Interest

{40}	Class A-1	$153,692,062.32	1.76% %	30	Actual/360	$225,415.02	{40}	225,415.02

{41}	Class A-2	$187,000,000.00	2.06%	30	30/360	$321,016.67	{41}	321,016.67

{42}	Class A-2B	$120,000,000.00	LIBOR + 0.15% %	30	Actual/360	$157,000.00	{42}	157,000.00

{43}	Class A-3A	$190,000,000.00	2.71%	30	30/360	$429,083.33	{43}	429,083.33

{44}	Class A-3B	$105,000,000.00	LIBOR + 0.25%	30	Actual/360	$146,125.00	{44}	146,125.00

{45}	Class A-4A	$132,500,000.00	3.32%	30	30/360	$366,583.33	{45}	366,583.33

{46}	Class A-4B	$161,500,000.00	LIBOR + 0.33%	30	Actual/360	$235,520.83	{46}	235,520.83

{47}	Note Insurer Premium	{47}	244,928.15

{48}	Reimbursement Obligations due Note Insurer	{48}	0.00

Class B Noteholders’ Primary Note Interest

		Beginning		Interest		Calculated
	Class	Note Balance	Rate	Days	Days Basis	Interest

{49}	Class B	$26,916,389.94	8.09%	30	30/360	$181,461.33	{49}	181,461.33

{50}	Class A Noteholders’ Principal Payment Amount	{50}	21,113,041.25

{51}	Accrued and Unpaid Premium and Reimbursement Obligations, due Note Insurer	{51}	0.00

{52}	Deposit to Reserve Account, to Required Level	{52}	0.00

{53}	Class A Noteholder’s Accelerated Principal Amount (if in an event of default under the Indenture)	{53}	0.00

{54}	Class B Noteholders’ Principal Payment Amount	{54}	0.00

{55}	Class B Noteholders’ Accelerated Principal Amount	{55}	5,304,389.94

{56}	Optional Note Redemption Amount	{56}	0.00

{57}	Swap Termination Payments	{57}	0.00

{58}	Other Amounts Due to the Trustees	{58}	0.00

{59}	Servicer Transition Expenses	{59}	0.00

{60}	Indenture Trustee Title Expenses	{60}	0.00

{61}	Class B Excess Interest	{61}	0.00

{62}	Distribution to the equity certificate holder	{62}	2,676,008.56

{63}	Total Distributions	{63}		34,426,328.65

V.	RECONCILIATION OF RESERVE ACCOUNT:

{64}	Beginning of period Reserve Account balance	{64}		12,008,778.93

Deposits to Reserve Account
{65}	Investment Earnings	{65}	13,583.13

{66}	Deposit Related to Subsequent Receivables Purchase	{66}	0.00

{67}	Deposit to Reserve Fund, to Required Level	{67}	0.00

{68}	Total Additions	{68}		13,583.13

Priority Withdrawals from Reserve Account
{69}	Transfer of Investment Earnings to Collection Account	{69}	(13,583.13)

{70}	Advances to Collection Account	{70}	0.00

{71}	Return of Excess to Equity Certificate Holder	{71}	0.00

{72}	Total Priority Withdrawals	{72}		(13,583.13)

{73}	End of period Reserve Account Balance	{73}		12,008,778.93

{74}	Reserve Account Requirement	{74}	12,008,778.93

{75}	Reserve Account Shortfall / Excess	{75}	0.00

VI.	CALCULATION OF RESERVE ACCOUNT REQUIREMENT:

If Prior to Accelerated Reserve Fund Event:
Lesser of:

{76}	(1) Ending Aggregate Note Balance	{76}	1,050,191,021.07

—or—
{77}	(2) 1.0% of Original Receivable Balance	{77}	12,008,778.93

{78}	Requirement	{78}		12,008,778.93

If Accelerated Reserve Fund Event:
Lesser of:
{79}	(1) Ending Aggregate Note Balance	{79}		1,050,191,021.07

—or—
	(2) Greater of:
{80}	(a) 3.0% of Original Receivable Balance	{80}	36,026,336.79

{81}	(b) 6.0% of Aggregate outstanding Class A Note Principal Balance	{81}	61,714,741.26

{82}	Requirement	{82}		61,714,741.26

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer’s Report as dated above.

OFFICERS’ CERTIFICATE

The undersigned hereby certifies that (i) he or she is an Authorized Officer of Capital One Auto Finance ( the “Servicer”), and (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to the Servicing Agreement ( the “Servicing Agreement”) dated as of September 16, 2002 by and among Capital One Auto Finance Inc, as the Servicer, Wilmington Trust Company, as Owner Trustee and JP Morgan Chase Bank as Indenture Trustee.

CAPITAL ONE AUTO FINANCE

Capital One Auto Finance, as Servicer

By:
Name: Tom Feil
Title: Director of Capital Markets
Date: 01/15/2003

One Auto Finance Trust
Receivable - Backed Notes, Series 2002-B

Servicer’s Certificate
Class A1 1.76 Asset-Backed Notes
Class A2A 2.06 Asset-Backed Notes
Class A2B LIBOR + 0.15% Asset Backed Notes
Class A3A 2.71 Asset-Backed Notes
Class A3B LIBOR + 0.25% Asset Backed Notes
Class A4A 3.32 Asset-Backed Notes
Class A4B LIBOR + 0.33% Asset Backed Notes
Class B1 8.09 Asset-Backed Notes

Monthly Period Ending 12/31/2002
Distribution Date 01/15/2003

I.	MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class A-4	Class B	Total

{1}	Original Note Balance	{1}	$204,000,000.00	$307,000,000.00	$295,000,000.00	$294,000,000.00	$54,030,000.00	$1,154,030,000.00

{2}	Beginning of period Note Balance	{2}	$153,692,062.32	$307,000,000.00	$295,000,000.00	$294,000,000.00	$26,916,389.94	$1,076,608,452.26
{3}	End of period Note Balance	{3}	$132,579,021,07	$307,000,000.00	$295,000,000.00	$294,000,000.00	$21,612,000.00	$1,050,191,021.07

{4}	Note Pool Factors ( {3} / {1})	{4}	0.650	1.0000	1.0000	1.0000	0.400	0.910

II.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

					Cumulative	Period

{5}	Beginning number of Receivables		{5}		69,647	68,490
{6}	Number of Subsequent Receivables Purchased		{6}		0	0
{7}	Number of Receivables Defaulted during period		{7}		229	142
{8}	Number of Receivables becoming Purchased Receivables during Period		{8}		45	5
{9}	Number of Receivables paid off during period		{9}		1,521	455

{10}	Ending number of Receivables		{10}		67,888	67,888

III.	STATISTICAL DATA (CURRENT AND HISTORICAL)

				Original	Prev. Month	Current

{11}	Weighted Average APR of the Receivables	{11}		14.99%	15.01%	15.02%
{12}	Weighted Average Remaining Term of the Receivables	{12}		63.16	61.36	60.48
{13}	Weighted Average Original Term of Receivables	{13}		63.32	63.32	63.32
{14}	Average Receivable Balance	{14}		17,242	16,772	16,592

IV.	DELINQUENCY:

Receivables with Scheduled Payment delinquent				Units	Dollars	Percentage

{15}	31-60 days	{15}		2,706	46,307,232	4.03%
{16}	61-90 days	{16}		716	12,075,980	1.05%
{17}	91-120 days	{17}		228	3,813,820	0.33%

{18}	Receivables with Scheduled Payment delinquent more than 60 days at the end of period	{18}		944	15,889,800	1.38%

V.	PERFORMANCE TESTS:

Delinquency Ratio:
{19}	Receivables with Scheduled Payment delinquent more than 60 days at the end of period ( line {18})	{19}	15,889,800

{20}	Beginning of period Principal Balance	{20}	1,148,528,322

{21}	Delinquency Ratio {16} + {17} divided by {20}	{21}		1.38%

{22}	Previous Monthly Period Delinquency Ratio	{22}		0.93%

{23}	Second previous Monthly Period Delinquency Ratio	{23}		0.36%

{24}	Average Delinquency Ratio ({21} + {22} +{23}) / 3)	{24}		0.89%

Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio is less than or equal to 3% months1-12, 4% months 13-24, 5% months 25-36 and 5.5% thereafter)               Yes

Compliance with Insurance Agreement Event of Default? (Average Delinquency is less than or equal to 4% months 1-12, 5% months 13-24, and 6% 25-36 and 6.5% thereafter)   Yes

Cumulative Net Charge-off Rate:

{25}	Net Losses since the Initial Cut-off Date (Beginning of Period)	{25}		951,534

{26}	Receivables becoming Defaulted Receivables during period	{26}	2,269,559

{27}	Cram Down Losses and other non-cash Adjustments occurring during period	{27}	510.42

{28}	Liquidation Proceeds collected during period	{28}	567,892

{29}	Recoveries on Defaulted Recoverables during period	{29}	160,064

{30}	Net Losses during period {26} + {27}-{28}-{29}	{30}	1,542,114

{31}	Net Losses since Initial Cut-off Date (End of Period)	{31}		2,493,647

{32}	Cumulative Net Loss Ratio ({31}) / (Original Aggregrate Principal Balance )	{32}		0.21%

Compliance with Accelerated Reserve Fund Trigger?	Cumulative Net Loss Ratio is less than or equal to:	3.13%	Yes
Compliance with Insurance Agreement Event of Default?	Cumulative Net Loss Ratio is less than or equal to:	N/A	Yes

Extension Rate

{33}	Number of Receivables extended during current period	{33}	47

{34}	Beginning of Period Loans Outstanding	{34}	68,490

{35}	Extension Rate {33} divided by {34}	{35}		0.07%

{36}	Previous Monthly Extension Rate	{36}		0.13%

{37}	Second previous Monthly Extension Rate	{37}		0.04%

{38}	Average Extension Rate ({35} + {36} + {37}) / 3	{38}		0.08%

Compliance (Extension Test Pass is an Average Extension Rate less than 4%)   Yes